UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________
Form 8-K
 ___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 11, 2013
Date of Report (Date of earliest event reported)

___________________

 ExactTarget, Inc.
(Exact name of registrant as specified in its charter)

___________________

 Delaware
(State or Other Jurisdiction
of Incorporation)

001-35461	20-1367351
(Commission File Number)	(IRS Employer Identification No.)

20 North Meridian Street, Suite 200 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 423-3928
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) As was reported in ExactTarget, Inc. (the “Company”)'s Definitive Proxy Statement on Schedule 14A, as filed by the Company on April 30, 2013 (the “Proxy Statement”), on April 5, 2013, Mr. Michael Brown informed the Company's Board of Directors (the “Board”) of his decision not to stand for reelection to the Board. Accordingly, the Board reduced the number of directors to seven effective immediately prior to the commencement of the Company's Annual Meeting of Stockholders (the “Annual Meeting”) held on June 11, 2013. There are no disagreements between Mr. Brown and the Company that caused or contributed to his decision.

(e) At the Company's Annual Meeting held on June 11, 2013, the Company's stockholders approved the adoption of the ExactTarget, Inc. Employee Stock Purchase Plan (the “ESPP”). A summary of the material terms of the ESPP is set forth in the Proxy Statement. Pursuant to Section 6.9(a)(iii) of the Acquisition Agreement, dated as of June 3, 2013, by and among Salesforce.com, Inc., Excalibur Acquisition Corp. and the Company, the Company agreed to take all action necessary to terminate the ESPP prior to the commencement of any offering period thereunder.

The full text of the ESPP was previously filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 11, 2013 in Indianapolis, Indiana. Of the 69,447,712 shares of Common Stock outstanding on April 15, 2013, the record date, 63,116,452 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as follows:

(1) Elect Julie M.B. Bradley and Scott M. Maxwell as Class I directors, each to serve for three years and until her or his successor is duly elected and qualified, or until her or his earlier death, resignation or removal:

	FOR	WITHHELD	BROKER NON-VOTE
Julie M. B. Bradley	55,904,179	2,703,088	4,509,185
Scott M. Maxwell	56,093,758	2,513,509	4,509,185
(2) Approve the ESPP:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
46,836,142	11,762,248	8,877	4,509,185

(3) Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013:

FOR	AGAINST	ABSTAIN
63,084,732	15,248	16,472

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

10.1	Exacttarget, Inc. Employee Stock Purchase Plan, incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXACTTARGET, INC.
(Registrant)

Date: June 14, 2013	/s/ Steven A. Collins
Steven A. Collins
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Document
10.1	Exacttarget, Inc. Employee Stock Purchase Plan, incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2013.